EXHIBIT 10.4





                        FIRST AMENDMENT TO AMENDED AND RESTATED
                                    CREDIT AGREEMENT


               This First Amendment to Amended and Restated Credit Agreement (this "First Amendment"), dated as of February 16, 1995, is entered into by and among LADD FURNITURE, INC. (the "Company"), the guarantors identified as such on the signature pages attached hereto (the "Guarantors"), the banks identified as such on the signature pages attached hereto (the "Banks") and NATIONSBANK, N.A. (Carolinas) f/k/a NATIONSBANK OF NORTH CAROLINA, N.A., as agent for the Banks (in such capacity, the "Agent"). All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement (as defined below).

                                        RECITALS

               A. The Company, the Guarantors, the Banks and the Agent entered into that certain Amended and Restated Credit Agreement dated as of October 19, 1994 (the "Credit Agreement").

               B. The Company has requested that the Credit Agreement be amended to (i) modify the Debt Service Coverage Ratio financial covenant contained therein and (ii) to add a Swing Line Subfacility.

               C. The Banks have agreed to such modifications pursuant to the terms set forth below.

                                       AGREEMENT

               NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.   New Definitions.  The following  definitions shall be  added to
               Section 1.01 of the Credit Agreement as follows:

               (a) "NationsBank" shall mean NationsBank, N.A. (Carolinas) f/k/a NationsBank of North Carolina, N.A.

               (b)  "Swing Line  Loans" shall mean the  loans provided for  by
                    Section 2.01(e) hereof.

               (c) "Swing Line Loan Commitment" shall mean Five Million Dollars ($5,000,000).

               (d) "Swing Line Loan Request" shall mean a request by the Company for a Swing Line Loan in a form agreed to between the Company and NationsBank.
               (e) "Swing Line Loan Note" shall have the meaning described thereto in Section 2.07(e).

          2.   Amendment to Existing Definitions.   The following  definitions
               set forth in Section 1.01 of the Credit Agreement shall be modified as follows:

               (a) The definition of Commitment shall be amended in its entirety to read as follows:

                    "Commitment"   shall  mean,  collectively,  the  Revolving
                    Credit Commitment, the Term Loan Commitment and the Swing Line Loan Commitment.

               (b) The definition of Loans shall be amended in its entirety to read as follows:

                    "Loans" shall mean the loans provided for by Section 2.01 hereof and shall include Revolving Credit Loans, the Term Loan, Competitive Bid Loans and the Swing Line Loans.

          3.   Section  2.01(a).   Section 2.01(a) of the  Credit Agreement is
               amended in its entirety to read as follows:

               (a) Revolving Credit Loans. Each Bank severally agrees, on the terms of this Agreement, to make revolving loans to the Company in Dollars, at any time and from time to time during the period from and including the Effective Date to but not including the Revolving Credit Commitment Termination Date (each a "Revolving Loan and collectively the "Revolving Loans"); provided, however, that (i) the sum of the aggregate amount of Revolving Loans outstanding plus the aggregate amount of Competitive Bid Loans outstanding plus the aggregate amount of Swing Line Loans outstanding shall not exceed the Revolving Credit Commitment and
          (ii) with respect to each individual Bank, the Bank's pro rata share of outstanding Revolving Loans shall not exceed such Bank's Revolving Credit Commitment Percentage of the Revolving Credit Commitment. Subject to the terms of this Agreement, the Company may borrow, repay and reborrow the amount of the Revolving Credit Commitment.

          4.   Section  2.01(b)(i).     Section   2.01(b)(i)  of  the   Credit
               Agreement is amended in its entirety to read as follows:

                    (i) Competitive Bid Loans. Subject to the terms and conditions hereof, the Company may, from time to time during the period from and including the Effective Date to but not including the Revolving Credit Commitment Termination Date, request and each Bank may, in its sole discretion, agree to make Competitive Bid Loans to the Company; provided, however, that (x) the sum of the aggregate amount of Revolving Credit Loans outstanding plus the aggregate amount of Competitive Bid Loans outstanding plus the aggregate amount of the Swing Line Loans outstanding shall not exceed the Revolving Credit Commitment and (y) if a Bank does make a Competitive Bid Loan it shall not reduce such Bank's obligation to make its pro rata share of any Revolving Credit Loan or its obligation to purchase a pro rata participation in any Swing Line Loan.

          5.   Section 2.01(e).   A  new subsection  (e) is  added to  Section
               2.01 of the Credit Agreement to read as follows:

                    (e)  Swing Line Loans Subfacility.

                           (i) Swing Line Loans. NationsBank hereby agrees, on the terms of this Agreement and only if the Company is in compliance with all the conditions set forth in Section 6, to make revolving loans to the Company in Dollars, at any time and from time to time during the period from and including the Effective Date to but not including the Revolving Credit Commitment
                    Termination Date (each a "Swing Line Loan" and collectively, the "Swing Line Loans"); provided , however that (i) the sum of the aggregate amount of Swing Line Loans outstanding at any one time shall not exceed the Swing Line Loan Commitment and (ii) the sum of the aggregate amount of Swing Line Loans outstanding plus the aggregate principal amount of Revolving Loans outstanding plus the aggregate amount of Competitive Bid Loans outstanding shall not exceed the Revolving Credit
                    Commitment. Subject to the terms of this Agreement, the Company may borrow, repay and reborrow the amount of the Revolving Credit Commitment.

                          (ii) Swing Line Borrowings. By no later than 11:00 a.m. (Charlotte, North Carolina time), on the date of the request, the Company shall submit a Swing Line Loan Request to NationsBank setting forth the amount of the requested Swing Line Loan and complying in all respects with Section 6.

                         (iii)     Additional  Swing  Line  Loan   Provisions.
                    The Company agrees to repay all Swing Line Loans then outstanding within one Business Day of demand therefor by NationsBank. Each repayment of a Swing Line Loan may be
                    accomplished  by requesting  Revolving  Credit Loans.   In
                    the event that the Company shall  fail to repay any  Swing
                    Line  Loan  within  three   Business  Days  after   demand
                    therefor by NationsBank, and in any event upon (A) a request by NationsBank, (B) the occurrence of an Event of Default described in Section 9 or (C) the acceleration of any Loan or termination of any Commitment pursuant to
                    Section 9, each other Bank shall, within three (3) Business Days after demand therefore by NationsBank,
                    irrevocably    and    unconditionally    purchase     from
                    NationsBank, without recourse or warranty, an undivided interest and participation in such Swing Line Loan in an
                    amount  equal  to  such   other  Bank's  Revolving  Credit
                    Commitment Percentage thereof, by directly purchasing a participation in such Swing Line Loan in such amount (regardless of whether the conditions precedent thereto set forth in Section 6.02 hereof are then satisfied, whether or not the Borrower has made an Advance Request and whether or not the Revolving Credit Commitments are then in effect, any Event of Default exists or all the Loans have been accelerated) and paying the proceeds thereof to NationsBank at the address provided in Section 12.02, or at such other address as NationsBank may designate, in Dollars and in immediately available funds. NationsBank agrees to notify each Bank that is obligated to purchase a participation in Swing Line Loans hereunder of the occurrence of any event described in clause (B) or (C) above promptly after NationsBank becomes aware thereof, but the failure to give such notice will not affect the obligation of any such Bank to purchase any such participation. If such amount is not in fact made available to NationsBank by any Bank, NationsBank shall be entitled to recover such amount on demand from such Bank, together with accrued interest thereon for each day from the date of demand thereof, at the Federal Funds Rate. If such Bank does not pay such amount forthwith upon NationsBank's demand therefor, and until such time as such Bank makes the required payment, NationsBank shall be deemed to continue to have outstanding Swing Line Loans in the amount of such unpaid participation obligation for all purposes of the Basic Documents other
                    than   those  provisions  requiring  the  other  Banks  to
                    purchase  a  participation therein.    Further,  such Bank
                    shall be deemed to have assigned any and all payments made of principal and interest on its Loans, and any other amounts due to it hereunder to NationsBank to fund Swing Line Loans in the amount of the participation in Swing Line Loans that such Bank failed to purchase pursuant to this Section 2.01(e) until such amount has
                    been  purchased  (as  a  result  of  such  assignment   or
                    otherwise).   Upon  the  purchase of  a  participation  in
                    respect of such Swing Line Loan by a Bank pursuant to this Section 2.01(e), the amount so funded shall become a Revolving Credit Loan by the purchasing Bank hereunder
                    and  shall no longer  be a  Swing Line Loan.   On the date
                    that the Banks are required to purchase participations  in
                    Swing   Line    Loans   under    this   Section   2.01(e),
                    NationsBank's pro rata share of such Swing Line Loans shall no longer be a Swing Line Loan hereunder but shall be a Revolving Credit Loan.


          6.   Section  2.04.   The second  sentence  of  Section 2.04  of the
               Credit Agreement is amended in its entirety to read as follows:

               For the purpose of calculating the Commitment Fee, the amount outstanding as Competitive Bid Loans and as Swing Line Loans shall not be included in the amount used under the Revolving Credit Commitment (notwithstanding the fact that the amount of Competitive Bid Loans and Swing Line Loans outstanding reduces availability under the Revolving Credit Commitment).

          7.   Section 2.07(e).   A  new subsection  (e) is  added to  Section
               2.07 of Credit Agreement to read as follows:

               (e) Swing Line Loan Notes. The Swing Line Loan Notes made by NationsBank shall be evidenced by a single promissory note of the Company to NationsBank in substantially the form of Exhibit A-4 hereto (the "Swing Line Loan Note"), dated the Effective Date, payable to NationsBank in a principal amount equal to the amount of its Swing Line Loan Commitment and otherwise duly completed. The date and amount of each Swing Line Loan made by NationsBank to the Company, and each payment made on account of the principal thereof, shall be recorded by NationsBank on its books and, prior to any transfer of the Swing Line Loan Note held by it, endorsed by NationsBank on the schedule attached to such Note or any continuation thereof;

          provided that the failure of NationsBank to make any such recordation or endorsement shall not effect the obligations of the Company to make a payment when due of any amount owing hereunder or under such Note in respect of the Swing Line Loans to be evidenced by such Note, and each such recordation or endorsement shall be conclusive and binding absent manifest error.

          8.   Section   2.08(b)(ii).    Section  2.08(b)(ii)  of  the  Credit
               Agreement is amended in its entirety to read as follows:

                    (ii) Overadvance. If, at any time, the sum of Revolving Credit Loans outstanding plus Competitive Bid Loans outstanding plus Swing Line Loans outstanding exceeds the Revolving Credit Commitment, then the Company shall immediately make a payment in the amount of the deficiency.

          9.   Section 2.08.    The last  paragraph  of  Section 2.08  of  the
               Credit Agreement is amended in its entirety to read as follows:

                    Mandatory prepayments  shall be  applied:   first, (A)  if
               pursuant to subsection (i) above, pro rata to the remaining installments of the Term Loan on the basis provided in Section 2.08(a) hereof, or (B) if pursuant to Subsection (iii) above, to the remaining installments of the Term Loan in the inverse order of maturity; second, to the Revolving Credit Loans; provided that, upon any such prepayment of the Revolving Credit Loans under Subsection (i) or (iii) above, the Revolving Credit Commitment shall automatically be reduced on such date by the amount of such prepayment and, if the amount available for prepayment as aforesaid exceeds the amount of Revolving Credit Loans outstanding plus Competitive Bid Loans outstanding plus Swing Line Loans outstanding on such date, the Revolving Credit Commitment shall be further reduced on such date by such excess amount; and third, if the Term Loan is paid in full and the Revolving Credit Loans have been paid in full, then to the Swing Line Loans and then to the Competitive Bid Loans on a pro rata basis to each Bank holding Competitive Bid Loans.

          10.  Section 3.01(a).   Section 3.01(a)  of the Credit Agreement  is
               amended in its entirety to read as follows:

               (a) Revolving Loans and Competitive Bid Loans. On the Revolving Credit Commitment Termination Date, the entire outstanding principal balance of Revolving Loans, Competitive Bid Loans and Swing Line Loans, together with accrued but unpaid interest and all other sums owing thereon, shall be due and payable in full.

          11.  Section  3.02(a)(iv).    A  new  subsection  (iv)  is  added to
               Section 3.02 of the Credit Agreement to read as follows:

                    (iv) Swing Line Loans. All Swing Line Loans shall accrue interest at the Base Rate (as in effect from time to time) or at such other rate as agreed to between the Company and

               NationsBank.   All interest  accrued on  Swing Line  Loans
               shall be solely for the benefit of NationsBank unless and until the other Banks purchase a participation therein.

          12.  Section  3.02(b)(i).     Section  3.02(b)(i)   of  the   Credit
               Agreement is amended in its entirety to read as follows:

                    (i) In the case of a Base Rate Loan (other than a Swing Line Loan), quarterly on the first Business Day following each Quarterly Date, and in the case of a Swing Line Loan on the last Business Day of each month.

          13. Section 4.03. Section 4.03 of the Credit Agreement is amended in its entirety to read as follows:

               4.03 Computations. (a) Interest on Eurodollar Loans, Competitive Bid Loans, the Commitment Fee and on all other amounts owing by the Company (other than Base Rate Loans and Swing Line Loans) shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable and (b) interest on Base Rate Loans and Swing Line Loans shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

          14.  Section 4.04.   A  new subsection (d)  to Section  4.04 of  the
               Credit Agreement is added to the Credit Agreement to read as follows:

               (d) In the case of Swing Line Loans, $250,000 and in integral multiples of $100,000 in excess of such amount.

          15. Section 8.12. Section 8.12 of the Credit Agreement is hereby amended in its entirety to read as follows:

               8.12 Debt Service Coverage Ratio. The Company will not permit the Debt Service Coverage Ratio to be less than (a) for the rolling four Quarterly Periods ending on the Quarterly Date nearest December 31, 1994, 1.4 to 1.0; (b) for the rolling four Quarterly Periods ending on the Quarterly Date nearest March 31, 1995, 1.25 to 1.0; (c) for the rolling four
               Quarterly Periods ending on the Quarterly Date nearest June 30, 1995, 1.30 to 1.00; (d) for the rolling four Quarterly Periods ending on the Quarterly Date nearest September 30, 1995, 1.45 to 1.0; and (e) for each rolling four Quarterly Periods ending on any Quarterly Date thereafter, 2.0 to 1.0.

          16.  Exhibit  A-4.   A  new  Exhibit  A-4 is  added  to  the  Credit
               Agreement in the form attached to this First Amendment.

          17. Swing Line Loan Note. Simultaneously with the execution and delivery of this First Amendment, the Company shall deliver a Swing Line Loan Note in favor of NationsBank in the original principal amount of $5 million.

          18. Fees. In consideration of the Banks entering into this First Amendment, the Company shall pay to each Bank a fee equal to .05% of such Bank's pro rata share of the Commitment.

          19. Liens. The Company and the Guarantors, as applicable, affirm the liens and security interests created and granted in the Credit Agreement and the Basic Documents and agree that this First Amendment shall in no manner adversely affect or impair such liens and security interests.

          20. Representations and Warranties. The Company hereby represents and warrants to the Banks and the Agent that (a) no Event of Default exists and is continuing under the Credit Agreement;
               (b) the Company has no claims, counterclaims, offsets, credits or defenses to the Basic Documents and the performance of its obligations thereunder, or if the Company has any such claims, counterclaims, offsets, credits or defenses to the Basic
               Documents or any transaction related to the Basic Documents, same are hereby waived, relinquished and released in consideration of the Banks' execution and delivery of this First Amendment; and (c) since the date of the last financial statements of the Company delivered to Banks, no material adverse change has occurred in the business, financial condition or prospects of the Company other than as previously disclosed to the Banks.

          21. Acknowledgment of Guarantors. The Guarantors acknowledge and consent to all of the terms and conditions of this First Amendment and agree that this First Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Basic Documents. The Guarantors acknowledge and agree that the Guarantors have no claims, counterclaims, offsets, credits or defenses to the Basic Documents and the performance of the Guarantors' obligations thereunder, or if Guarantors did have any such claims, counterclaims, offsets, credits or defenses to the Basic
               Documents or any transaction related to the Basic Documents, the same are hereby waived, relinquished and released in consideration of the Banks' execution and delivery of this First Amendment.

          22.  No Other Changes.  Except as  expressly modified and amended in
               this  First  Amendment,  all  of  the  terms,  provisions   and
               conditions of the Basic Documents shall remain unchanged.

          23. Counterparts. This First Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          24. ENTIRETY. THIS FIRST AMENDMENT AND THE OTHER BASIC DOCUMENTS EMBODY THE ENTIRE AGREEMENT BETWEEN THE PARTIES AND SUPERSEDE

               ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, IF ANY, RELATING TO THE SUBJECT MATTER HEREOF. THESE BASIC DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE
               CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

               This First Amendment is executed as of the day and year first written above.

                                      BORROWER
          ATTEST:                     LADD FURNITURE, INC.


          By:____________________            By:_____________________________
             Assistant Secretary             William S. Creekmuir
                                             Senior Vice President and
                                             Chief Financial Officer
             (corporate seal)

                                      GUARANTORS


          ATTEST:                     PENNSYLVANIA HOUSE, INC.


          By:_____________________    By:________________________________
              Assistant Secretary        William S. Creekmuir
                                         Vice President
             (corporate seal)

          ATTEST:                     BROWN JORDAN COMPANY


          By:_____________________    By:________________________________
              Assistant Secretary        William S. Creekmuir
                                         Vice President
             (corporate seal)



          ATTEST:                     CLAYTON-MARCUS COMPANY, INC.


          By:____________________        By:________________________________
             Assistant Secretary         William S. Creekmuir
                                         Vice President
             (corporate seal)

                                           [signatures continued]

          ATTEST:                     LADD CONTRACT SALES CORPORATION


          By:_____________________    By:_______________________________
              Assistant Secretary        William S. Creekmuir
                                         Vice President
              (corporate seal)



          ATTEST:                     FOURNIER FURNITURE, INC.

          By:_____________________    By:_________________________________
              Assistant Secretary        William S. Creekmuir
                                         Vice President
              (corporate seal)



          ATTEST:                     BARCLAY FURNITURE CO.


          By:______________________      By:_________________________________
               Assistant Secretary       William S. Creekmuir
                                         Vice President
               (corporate seal)



          ATTEST:                     AMERICAN FURNITURE COMPANY,
                                      INCORPORATED

          By:_____________________    By:_________________________________
              Assistant Secretary        William S. Creekmuir
                                         Vice President
              (corporate seal)

                                         [signature continued]

          ATTEST:                     PILLIOD FURNITURE, INC.


          By:_____________________    By:_________________________________
              Assistant Secretary        William S. Creekmuir
                                         Vice President
              (corporate seal)



          ATTEST:                     LEA INDUSTRIES, INC.
                                      (a North Carolina corporation)

          By:_____________________    By:_________________________________
              Assistant Secretary        William S. Creekmuir
                                         Vice President
              (corporate seal)



                                      BANKS

                                      NATIONSBANK,   N.A.  (CAROLINAS)   f/k/a
                                      NATIONSBANK BANK OF NORTH CAROLINA, N.A.
                                      as Agent and as a Bank

                                      By:_____________________________
                                         Gregory W. Powell
                                         Senior Vice President


                                      CIBC INC.

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________


                                      CREDITANSTALT CORPORATE FINANCE, INC.

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________


                                 [signatures continued]

                                      WACHOVIA BANK OF NORTH CAROLINA, N.A.

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________


                                      ABN AMRO BANK N.A.

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________


                                      BRANCH BANK AND TRUST COMPANY

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________


                                      COMMONWEALTH   BANK,   a   division   of
                                      MERIDIAN BANK

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________




                                      FIRST  UNION  NATIONAL  BANK   OF  NORTH
                                      CAROLINA

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________


                                      PNC BANK, NATIONAL ASSOCIATION

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________


                                              [signatures continued]

                                      NBD BANK f/k/a NBD BANK, N.A.

                                      By:_____________________________
                                      Name:___________________________
                                      Title:__________________________